BRIGHTHOUSE FUNDS TRUST II
SUPPLEMENT DATED OCTOBER 21, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 28, 2025, AS SUPPLEMENTED
BlackRock Bond Income Portfolio
Effective immediately, David Rogal no longer serves as a portfolio manager of BlackRock Bond Income Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. All references to Mr. Rogal in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio are deleted. Effective immediately, Russell Brownback, Siddharth Mehta, and Sam Summers have been named as portfolio managers of the Portfolio. As of September 30, 2025, Messrs. Brownback, Mehta, and Summers did not beneficially own any equity securities of the Portfolio. The following changes are made to the Summary Prospectus, Prospectus and SAI of the Portfolio.
Effective immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Rick Rieder, Managing Director of BlackRock, Chi Chen, Managing Director of BlackRock, Russell Brownback, Managing Director of BlackRock, Siddharth Mehta, Director of BlackRock, and Sam Summers, Director of BlackRock, have managed the Portfolio since 2010, 2022, September 2025, September 2025, and September 2025, respectively.
Effective immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, paragraphs five through eight are deleted and replaced with the following:
Russell Brownback, Chi Chen, Siddharth Mehta, Rick Rieder, and Sam Summers are the portfolio managers of the Portfolio. Messrs. Brownback, Mehta, Rieder, and Summers and Ms. Chen are members of BlackRock’s Fundamental Fixed Income Portfolio Management Group (the “Group”), which leverages the individual expertise of the Group’s members. As part of the portfolio management process, the Group uses BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.
Mr. Brownback, Deputy Chief Investment Officer of Global Fixed Income and Head of Global Macro Positioning, has been a manager of the Portfolio since September 2025. Mr. Brownback has also been a member of BlackRock’s Global Fixed Income Executive Committee since 2021 and a Managing Director at BlackRock since 2017.
Ms. Chen, a manager of the Portfolio since 2022, has been a managing director of BlackRock since 2024. Ms. Chen has served as a portfolio manager within BlackRock’s Multi-Sector Mutual Fund team and led research efforts for BlackRock’s Global Fixed Income Group since 2017.
Mr. Mehta, a manager of the Portfolio since September 2025, has been a part of BlackRock’s Global Fixed Income’s Customized Core and Core Plus business since 2023 and has been the Head of the business since September 2025. Mr. Mehta has also been a Director at BlackRock since 2017.
Mr. Rieder, a manager of the Portfolio since 2010, has been Chief Investment Officer of Fixed Income, Fundamental Portfolios, and Head of the Corporate Credit Group and the Multi-Sector and Mortgages Group since 2010 and a Managing Director of BlackRock since 2009.
Mr. Summers, a manager of the Portfolio since September 2025, has been a Director at BlackRock since 2022 and was a Vice President from 2018 to 2021. Mr. Summers has served as a portfolio manager within BlackRock’s Global Fixed Income group focusing on US multi-sector fixed income and global government bond mandates since 2012.

Effective immediately, in the Portfolio’s “Other Accounts Managed” table in Appendix C of the SAI, the following information with respect to Messrs. Brownback, Mehta, and Summers is added immediately following the information included therein with respect to Mr. Rieder:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Russell Brownback,[1] BlackRock Bond Income Portfolio	Registered Investment Companies	7	$68,630,000,000	0	N/A
	Other Pooled Investment Vehicles	17	$11,940,000,000	0	N/A
	Other Accounts	18	$8,520,000,000	9	$5,540,000,000
Siddharth Mehta,[1] BlackRock Bond Income Portfolio	Registered Investment Companies	6	$10,970,000,000	0	N/A
	Other Pooled Investment Vehicles	8	$3,330,000,000	0	N/A
	Other Accounts	58	$32,000,000,000	0	N/A
Sam Summers,[1] BlackRock Bond Income Portfolio	Registered Investment Companies	13	$35,480,000,000	0	N/A
	Other Pooled Investment Vehicles	14	$16,870,000,000	0	N/A
	Other Accounts	14	$9,820,000,000	6	$5,010,000,000
1 Other accounts managed information is as of June 30, 2025.
Effective immediately, in the section with respect to BlackRock Bond Income Portfolio entitled “Material Conflicts of Interest” in Appendix C of the SAI, the last two sentences in the first paragraph are deleted in their entirety and replaced with the following:
It should also be noted that Ms. Chen and Messrs. Brownback, Delbos, Garfin, Mehta, Rieder and Summers may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Chen and Messrs. Brownback, Delbos, Garfin, Mehta, Rieder and Summers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
Effective immediately, the sub-section entitled “Compensation – Discretionary Incentive Compensation – Ms. Chen and Messrs. Delbos, Garfin, Rieder and Rogal” in Appendix C of the SAI, is deleted in its entirety and replaced with the following:
Discretionary Incentive Compensation – Ms. Chen and Messrs. Brownback, Delbos, Garfin, Mehta, Rieder and Summers
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmark
David Delbos Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Russell Brownback[1] Chi Chen Rick Rieder Sam Summers[1]	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Siddarth Mehta[1]	A combination of market-based indices (e.g., FTSE Mortgage Index, Bloomberg GNMA MBS Index), certain customized indices and certain fund industry peer groups.
1 Effective October 21, 2025, individual was named as a portfolio manager of BlackRock Bond Income Portfolio.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE